UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2010

DST SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14036                                                                                     43-1581814
(Commission File Number)                                                                                      (I.R.S. Employer Identification No.)

333 West 11th Street, Kansas City, Missouri                                                                                                           64105
       (Address of principal executive offices)                                                                                                                    (Zip Code)

(816) 435-1000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Extension of accounts receivable securitization program

In a Form 8-K dated May 21, 2009 (the “2009 8-K”), we described our entry into a $175 million accounts receivable securitization program with Enterprise Funding Company, LLC, a third party multi-seller asset-backed commercial paper conduit administered by Bank of America, National Association.  The Receivables Purchase Agreement (the “Agreement”) was filed as Exhibit 10.1 to the 2009 8-K.

In Amendment Number 4 to Receivables Purchase Agreement dated as of May 20, 2010 (the “Amendment”), the purchase limit of the accounts receivable securitization program was reduced to $150 million and the conduit commitments were extended to May 19, 2011 (subject to conduit rights to terminate the program upon certain events and unless otherwise extended in accordance with the Agreement).  This summary does not purport to be complete, and is qualified in its entirety by reference to the 2009 8-K, the Agreement, and the Amendment which is attached hereto as Exhibit 10.1.

This report may contain forward-looking statements with respect to the accounts receivable securitization program and other matters discussed herein.  Such information is based upon currently available information and DST’s views as of today, and actual actions, results or accounting treatments could differ.  There could be a number of factors affecting the securitization program or its financial statement impact, as well as factors affecting our future performance or results, including those described in DST’s latest annual report on Form 10-K or quarterly report on Form 10-Q filed with the Securities and Exchange Commission.  All such factors should be considered in evaluating any forward-looking statement.  We will not update any forward-looking statements in this report to reflect future events.

ITEM 9.01  Financial Statements and Exhibits

(d). Exhibits.

Exhibit
Number                                Description
10.1	Amendment Number 4 to Receivables Purchase Agreement dated as of May 20, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 25, 2010

DST SYSTEMS, INC.

By:             /s/ Kenneth V. Hager
Name:           Kenneth V. Hager
Title:           Vice President, Chief Financial
   Officer and Treasurer